UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2007

ENVIRONMENTAL CONTROL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-120682

(Commission File Number)

20-3626387

(IRS Employer Identification No.)

2501 – 1020 Harwood Street, Vancouver, BC V6E 4R1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.669.3532

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 5, 2007 our company issued a news release announcing the we have secured further financing in the aggregate sum of $150,000 US through the exercise of warrants held by Limon Corporation and Deep Cove Inc., pursuant to which, we will issue 300,000 shares of common stock.

Item 9.01	Financial Statements and Exhibits
99.1	News Release dated June 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL CONTROL CORPORATION

/s/ Michael J. Mugford

Michael J. Mugford

Director

Date: June 5, 2007